UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 30, 2004


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)

                                     Florida
                 (State or other jurisdiction of incorporation)


           0-5423                                           59-1277135
        (Commission                                      (I.R.S. Employer
        File Number)                                    Identification No.)


4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida                33410
          (Address of principal executive offices)                    (Zip Code)


                                 (561) 627-7171
              (Registrant's telephone number, including area code)


                             Exhibit Index on Page 4

Item 2.02 Results of Operations and Financial Condition

     On August 30, 2004, Dycom Industries, Inc. ("Dycom") issued a press release with respect to its conference call to be held on August 31, 2004. The press release is attached hereto as Exhibit 12.1 and is incorporated in its entirety by reference herein.

     On August 31, 2004, Dycom held a tele-conference call to review its results and to address its outlook.

     In addition to presenting net income and earnings per share, Dycom has presented net income and earnings per share for the year ended July 31, 2004 excluding the adjustment for gain on sale of long term accounts receivable, and a charge related to a reserve recorded in connection with an ongoing employment tax audit. Dycom believes that the information presented, excluding this one time gain and charge, is beneficial to investors because it depicts the results of recurring operations excluding the effects of the sale of accounts receivable and a charge that is not a regular part of Dycom's business.


Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit No.                        Description
         -------------                      --------------
         99.1                               Press release of Dycom Industries,
                                            Inc. issued on August 30, 2004.

         99.2                               Transcript of Dycom Industries, Inc.
                                            conference call to review the
                                            company's results and address its
                                            outlook, which took place on August
                                            31, 2004.




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






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DYCOM INDUSTRIES, INC.


Date: September 3, 2004                    By:   /s/ Richard Dunn
                                           ---------------------------------
                                           Name:  Richard Dunn
                                           Title: Senior Vice President and
                                           Chief Financial Officer




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


EXHIBIT INDEX


Exhibit No.                             Description
----------                              -----------

99.1                                    Press release of Dycom Industries, Inc.
                                        issued on August 30, 2004.

99.2                                    Transcript of Dycom Industries, Inc.
                                        conference call to review the company's
                                        results and address its outlook, which
                                        took place on August 31, 2004.



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